Exhibit (g)(4)

Amendment No. 2

To

Fund Accounting Services Agreement

This Amendment No. 2 To Fund Accounting Services Agreement (“Amendment No. 2”), dated as of March 13, 2019 (“Effective Date”), is being entered into by and between The Bank of New York Mellon (the “Fund Accounting Agent”) and each Fund identified on Exhibit A to this Amendment No. 2 on behalf of each of its Portfolios identified on Exhibit A. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Original Agreement (as defined below).

Background

The Fund Accounting Agent and certain of the Funds on behalf of certain of the Portfolios previously entered into the Fund Accounting Services Agreement made as of January 1, 2018 (“Original Agreement”). The parties wish to amend the Original Agreement as set forth in this Amendment No. 2.

Terms

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree to all statements made above and as follows:

1.    Modifications to Original Agreement. The Original Agreement is hereby amended by deleting Exhibit A in its entirety and replacing it with the Exhibit A attached to this Amendment No. 2.

2.    Adoption of Amended Agreement by New Funds and New Portfolios. Each Fund and each Portfolio of a Fund that has been added to Exhibit A by virtue of this Amendment No. 2 acknowledges and agrees that (i) by virtue of its execution of this Amendment No. 2 it becomes and is a party to the Original Agreement as amended by this Amendment No. 2 (“Amended Agreement”) as of the Effective Date, or if the Fund Accounting Agent commenced providing services to the Fund or Portfolio, respectively, prior to the Effective Date, as of the date the Fund Accounting Agent first provided services to such Fund or Portfolio, respectively, (ii) it is bound by all terms and conditions of the Amended Agreement as of such date, and (iii) the duly authorized officer of the Fund or Portfolio identified on the signature page annexed hereto has full power and authority to enter into this Amendment No. 2 on behalf of such Fund or Portfolio.

3.    Remainder of Original Agreement. Except as specifically modified by this Amendment No. 2, all terms and conditions of the Original Agreement shall remain in full force and effect.

4.    Governing Law. The governing law of the Original Agreement shall be the governing law of this Amendment No. 2.

5.    Entire Agreement. This Amendment No. 2 constitutes a complete, exclusive and fully integrated record of the agreement of the parties with respect to the subject matter herein and the amendment of the Original Agreement with respect to such subject matter.

6.    Facsimile Signatures; Counterparts. This Amendment No. 2 may be executed in one more counterparts; such execution of counterparts may occur by manual signature, facsimile signature, manual signature transmitted by means of facsimile transmission or manual signature contained in an imaged document attached to an email transmission; and each such counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed copies of this Amendment No. 2 or of executed signature pages to this Amendment No. 2 by facsimile transmission or as an imaged document attached to an email transmission shall constitute effective execution and delivery hereof and may be used for all purposes in lieu of a manually executed copy of this Amendment No. 2.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their duly authorized officers, as of the Effective Date.

EACH FUND ON BEHALF OF EACH OF ITS PORTFOLIOS IDENTIFIED ON EXHIBIT A ANNEXED HERETO

By:	/s/ Todd Lebo
Name:	Todd Lebo
Title:	Assistant Secretary

THE BANK OF NEW YORK MELLON

By:	/s/ Douglas Merrill
Name:	Douglas Merrill
Title:	Director

EXHIBIT A1

(Dated: March 13, 2019)

This Exhibit A, amended and restated effective as of March 13, 2019, is Exhibit A to the Original Agreement, as amended through the Effective Date.

Funds/Portfolios	Custodian	Manager/ Investment Advisor
Open-End Funds

Legg Mason Global Asset Management Trust
BrandywineGLOBAL – Alternative Credit Fund	BNYM	Brandywine
BrandywineGLOBAL – Diversified US Large Cap Value Fund	BNYM	Brandywine
BrandywineGLOBAL – Dynamic US Large Cap Value Fund	BNYM	Brandywine
BrandywineGLOBAL – Global Flexible Income Fund	BNYM	Brandywine
BrandywineGLOBAL – Global High Yield Fund	BNYM	Brandywine
BrandywineGLOBAL – Global Opportunities Bond Fund	BNYM	Brandywine
Brandywine GLOBAL – Global Opportunities Bond Fund (USD Hedged)*	BNYM	Brandywine
BrandywineGLOBAL – Global Unconstrained Bond Fund	BNYM	Brandywine
BrandywineGLOBAL – International Opportunities Bond Fund	BNYM	Brandywine
ClearBridge International Growth Fund	BNYM	Clearbridge
ClearBridge Small Cap Fund	BNYM	Clearbridge
ClearBridge Value Trust	BNYM	Clearbridge
Martin Currie Emerging Markets Fund	BNYM	Martin Currie
Martin Currie International Unconstrained Equity Fund	BNYM	Martin Currie
Martin Currie SMASh Series EM Fund	BNYM	Martin Currie
QS Global Market Neutral Fund	BNYM	QS Investors
QS International Equity Fund	BNYM	QS Investors
QS Strategic Real Return Fund	BNYM	QS Investors
QS U.S. Small Capitalization Equity Fund	BNYM	QS Investors
RARE Global Infrastructure Value Fund	BNYM	RARE

Legg Mason Partners Equity Trust
ClearBridge Aggressive Growth Fund	BNYM	Clearbridge
ClearBridge All Cap Value Fund	BNYM	Clearbridge
ClearBridge Appreciation Fund	BNYM	Clearbridge
ClearBridge Dividend Strategy Fund	BNYM	Clearbridge
ClearBridge Energy MLP & Infrastructure Fund	BNYM	Clearbridge
ClearBridge International Small Cap Fund	BNYM	Clearbridge
ClearBridge International Value Fund	BNYM	Clearbridge
ClearBridge Large Cap Growth Fund	BNYM	Clearbridge
ClearBridge Large Cap Value Fund	BNYM	Clearbridge
ClearBridge Mid Cap Fund	BNYM	Clearbridge
ClearBridge Mid Cap Growth Fund	BNYM	Clearbridge

[1]	Note that open-end Funds, closed-end Funds and Cayman Islands Funds should be identified as such in Exhibit A.

ClearBridge Select Fund	BNYM	Clearbridge
ClearBridge Small Cap Growth Fund	BNYM	Clearbridge
ClearBridge Small Cap Value Fund	BNYM	Clearbridge
ClearBridge Sustainability Leaders Fund	BNYM	Clearbridge
ClearBridge Tactical Dividend Income Fund	BNYM	Clearbridge
EnTrustPermal Alternative Core Fund	BNYM	EntrustPermal
Legg Mason Adaptive Growth Fund*	BNYM	QS Investors
Legg Mason Defensive Fund*	BNYM	QS Investors
Legg Mason High Growth Fund*	BNYM	QS Investors
Legg Mason Income Fund*	BNYM	QS Investors
Legg Mason Low Volatility Fund*	BNYM	QS Investors
QS Conservative Growth Fund	BNYM	QS Investors
QS Defensive Growth Fund	BNYM	QS Investors
QS Global Dividend Fund	BNYM	QS Investors
QS Global Equity Fund	BNYM	QS Investors
QS Growth Fund	BNYM	QS Investors
QS Moderate Growth Fund	BNYM	QS Investors
QS S&P 500 Index Fund	BNYM	QS Investors
QS U.S. Large Cap Equity Fund	BNYM	QS Investors
QS SMASh Series ID Fund	BNYM	QS Investors

Legg Mason Partners Income Trust
Western Asset Adjustable Rate Income Fund	BNYM	Western Asset
Western Asset California Municipals Fund	BNYM	Western Asset
Western Asset Corporate Bond Fund	BNYM	Western Asset
Western Asset Emerging Markets Debt Fund	BNYM	Western Asset
Western Asset Global High Yield Bond Fund	BNYM	Western Asset
Western Asset Income Fund	BNYM	Western Asset
Western Asset Intermediate Maturity California Municipals Fund	BNYM	Western Asset
Western Asset Intermediate Maturity New York Municipals Fund	BNYM	Western Asset
Western Asset Intermediate-Term Municipals Fund	BNYM	Western Asset
Western Asset Managed Municipals Fund	BNYM	Western Asset
Western Asset Massachusetts Municipals Fund	BNYM	Western Asset
Western Asset Mortgage Backed Securities Fund	BNYM	Western Asset
Western Asset Municipal High Income Fund	BNYM	Western Asset
Western Asset New Jersey Municipals Fund	BNYM	Western Asset
Western Asset New York Municipals Fund	BNYM	Western Asset
Western Asset Oregon Municipals Fund	BNYM	Western Asset
Western Asset Pennsylvania Municipals Fund	BNYM	Western Asset
Western Asset Short Duration High Income Fund	BNYM	Western Asset
Western Asset Short Duration Municipal Income Fund	BNYM	Western Asset
Western Asset Short Term Yield Fund	BNYM	Western Asset
Western Asset Short-Term Bond Fund	BNYM	Western Asset

Legg Mason Partners Institutional Trust
Western Asset Institutional Government Reserves	BNYM	Western Asset
Western Asset Institutional Liquid Reserves	BNYM	Western Asset
Western Asset Institutional U.S. Treasury Obligations Money Market Fund	BNYM	Western Asset
Western Asset Institutional U.S. Treasury Reserves	BNYM	Western Asset
Western Asset Select Tax Free Reserves	BNYM	Western Asset

Western Asset SMASh Series C Fund	BNYM	Western Asset
Western Asset SMASh Series EC Fund	BNYM	Western Asset
Western Asset SMASh Series M Fund	BNYM	Western Asset
Western Asset SMASh Series TF Fund	BNYM	Western Asset

Legg Mason Partners Money Market Trust
Western Asset Government Reserves	BNYM	Western Asset
Western Asset New York Tax Free Money Market Fund	BNYM	Western Asset
Western Asset Prime Obligations Money Market Fund	BNYM	Western Asset
Western Asset Tax Free Reserves	BNYM	Western Asset
Western Asset U.S. Treasury Reserves	BNYM	Western Asset

Legg Mason Partners Premium Money Market Trust
Western Asset Premium Liquid Reserves	BNYM	Western Asset
Western Asset Premium U.S. Treasury Reserves	BNYM	Western Asset

Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth Portfolio	BNYM	Western Asset
ClearBridge Variable Appreciation Portfolio	BNYM	Western Asset
ClearBridge Variable Dividend Strategy Portfolio	BNYM	Western Asset
ClearBridge Variable Large Cap Growth Portfolio	BNYM	Western Asset
ClearBridge Variable Large Cap Value Portfolio	BNYM	Western Asset
ClearBridge Variable Mid Cap Portfolio	BNYM	Western Asset
ClearBridge Variable Small Cap Growth Portfolio	BNYM	Western Asset
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	BNYM	Western Asset
QS Variable Conservative Growth	BNYM	Western Asset
QS Variable Growth	BNYM	Western Asset
QS Variable Moderate Growth	BNYM	Western Asset

Legg Mason Partners Variable Income Trust
Western Asset Core Plus VIT Portfolio	BNYM	Western Asset
Western Asset Variable Global High Yield Bond Portfolio	BNYM	Western Asset

Master Portfolio Trust
Government Portfolio	BNYM	Western Asset
Liquid Reserves Portfolio	BNYM	Western Asset
Short Term Yield Portfolio	BNYM	Western Asset
Tax Free Reserves Portfolio	BNYM	Western Asset
U.S. Treasury Obligations Portfolio	BNYM	Western Asset
U.S. Treasury Reserves Portfolio	BNYM	Western Asset

Western Asset Funds, Inc.
Western Asset Core Bond Fund	BNYM	Western Asset
Western Asset Core Plus Bond Fund	BNYM	Western Asset
Western Asset High Yield Fund	BNYM	Western Asset
Western Asset Inflation Indexed Plus Bond Fund	BNYM	Western Asset
Western Asset Intermediate Bond Fund	BNYM	Western Asset
Western Asset Macro Opportunities Fund	BNYM	Western Asset
Western Asset Total Return Unconstrained Fund	BNYM	Western Asset

Open-End Funds (ETFs)

Legg Mason ETF Investment Trust
BrandywineGLOBAL - Global Total Return ETF*	BNYM	Brandywine
ClearBridge All Cap Growth ETF	BNYM	Clearbridge
ClearBridge Dividend Strategy ESG ETF	BNYM	Clearbridge
ClearBridge Large Cap Growth ESG ETF	BNYM	Clearbridge
Legg Mason Developed ex-US Diversified Core ETF	BNYM	QS Investors
Legg Mason Emerging Markets Diversified Core ETF	BNYM	QS Investors
Legg Mason Emerging Markets Low Volatility High Dividend ETF	BNYM	QS Investors
Legg Mason Global Infrastructure ETF	BNYM	RARE
Legg Mason International Low Volatility High Dividend ETF	BNYM	QS Investors
Legg Mason Low Volatility High Dividend ETF	BNYM	QS Investors
Legg Mason Small-Cap Quality Value ETF	BNYM	Royce & Associates
Legg Mason US Diversified Core ETF	BNYM	QS Investors
Western Asset Short Duration Income ETF	BNYM	Western Asset
Western Asset Total Return ETF	BNYM	Western Asset

Closed-End Funds

ClearBridge MLP and Midstream Fund Inc.	BNYM	Clearbridge

ClearBridge Energy Midstream Opportunity Fund Inc.	BNYM	Clearbridge

ClearBridge Energy MLP and Midstream Total Return Fund Inc.	BNYM	Clearbridge

BrandywineGLOBAL-Global Income Opportunities Fund Inc.	BNYM	Brandywine

LMP Capital and Income Fund Inc.	BNYM	Clearbridge

Western Asset Corporate Loan Fund Inc.	BNYM	Western Asset

Western Asset Emerging Markets Debt Fund Inc.	BNYM	Western Asset

Western Asset Global Corporate Defined Opportunity Fund Inc.	BNYM	Western Asset

Western Asset Global High Income Fund Inc.	BNYM	Western Asset

Western Asset High Income Fund II Inc.	BNYM	Western Asset

Western Asset High Income Opportunity Fund Inc.	BNYM	Western Asset

Western Asset High Yield Defined Opportunity Fund Inc.	BNYM	Western Asset

Western Asset Intermediate Muni Fund Inc.	BNYM	Western Asset

Western Asset Investment Grade Defined Opportunity Trust Inc.	BNYM	Western Asset

Western Asset Investment Grade Income Fund Inc.*	BNYM	Western Asset

Western Asset Managed Municipals Fund Inc.	BNYM	Western Asset

Western Asset Middle Market Debt Fund Inc.	BNYM	Western Asset

Western Asset Middle Market Income Fund Inc.	BNYM	Western Asset

Western Asset Mortgage Defined Opportunity Fund Inc.	BNYM	Western Asset

Western Asset Municipal Defined Opportunity Trust Inc.	BNYM	Western Asset

Western Asset Municipal High Income Fund Inc.	BNYM	Western Asset

Western Asset Municipal Partners Fund Inc.	BNYM	Western Asset

Western Asset Premier Bond Fund	BNYM	Western Asset

Western Asset Variable Rate Strategic Fund Inc.	BNYM	Western Asset

Western Asset Inflation-Linked Opportunities & Income Fund	BNYM	Western Asset

Western Asset Inflation-Linked Income Fund	BNYM	Western Asset

Cayman Island Funds

Western Asset Government Money Market Fund, Ltd.	BNYM	Western Asset

Western Asset Institutional Cash Reserves, Ltd.	BNYM	Western Asset

Western Asset Institutional Liquid Reserves, Ltd.	BNYM	Western Asset

Western Asset Short Term Yield Fund, Ltd.	BNYM	Western Asset

Western Asset U.S. Treasury Obligations Money Market Fund, Ltd.	BNYM	Western Asset

Western Asset U.S. Treasury Reserves, Ltd.	BNYM	Western Asset

Cayman Island Funds (CFCs)

Alternative Core Fund, Ltd.

Permal Hedge Strategies Fund Ltd.

Real Return Fund, Ltd.

Western Asset Inflation-Linked Opportunities & Income Fund	BNYM	Western Asset

*	Added to Exhibit as of the Effective Date